CMA North Carolina
Municipal Money Fund

Semi-Annual Report



September 30, 2000

MERRILL LYNCH BULL LOGO


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.


CMA North Carolina
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper



To Our Shareholders:

For the six-month period ended September 30, 2000, CMA North
Carolina Municipal Money Fund paid shareholders a net annualized yield of 3.60%.* As of September 30, 2000, the Fund's 7-day yield was 3.96%.

Economic Environment
The state of North Carolina's economy continued to create jobs at a steady pace during the six-month period ended September 30, 2000. Excluding the struggling manufacturing industry, which lost 10,000 jobs over the first six months of the year, job growth was up over 3%. Moreover, the jobless rate is holding steady, aided by the acceleration of the non-manufacturing sector of the economy and slowing labor force growth. In North Carolina, high-paying job opportunities in software development, communications and financial services are expected to remain abundant, fueling high levels of immigration and continuing to support the state's retail and construction industries. For instance, last year more than 61,000 net migrants poured into North Carolina, raising the population by 1.4% and making it one of the fastest-growing states in the United States. Consequently, North Carolina's technology industry is becoming more diversified with respect to its industrial composition and geographical dispersion. In terms of composition, the state has attracted some of the largest makers of Internet and telecom networking equipment as well as some of the largest Internet providers and software developers. In terms of geographical dispersion, a majority of the high-tech industry that was previously concentrated in the Raleigh area is now spreading to other parts of the state. In fact, in the first quarter of this year 41% of the venture capital that poured into North Carolina went to Charlotte firms whereas Charlotte firms previously accounted for less than one quarter of the state's total. Presently, larger employers that are expanding to this part of the state include Electric Data Systems, International Business Machines Corp. and Corning Inc.

North Carolina's housing market remains extremely healthy, although growth is slowing from last year's pace. For example, after five consecutive years of record activity, housing permits are showing some weakness and house price growth has slowed considerably. The primary factors contributing to this weakness were higher interest rates and years of furious building activity. Nevertheless, North Carolina's economy continues to be strong, and the state's household growth is still well above the national average. As a result, North Carolina's housing market is expected to remain healthy in the near future, despite slightly weaker activity than last year.

Investment Strategy
CMA North Carolina Municipal Money Fund began the six-month period ended September 30, 2000 with a relatively bearish position. This was because variable rate demand products traditionally outperform fixed rate products in April and May as a result of outflows during tax time. Nonetheless, we anticipated moving the Fund to a more neutral stance by June, given our opinion that tighter monetary policy, which was causing US equity markets to weaken, would soon have a negative impact on the domestic economy. It was also the case that the lack of short-term tax-exempt issuance and traditional cash inflows in early June and July caused variable rate products to underperform fixed rate products. Conversely, as the period began a number of economic indicators, including strong retail sales and housing activity, reflected a still-healthy US economy, while the nation's unemployment rate dropped to 3.9% in April. Thus, we delayed the Fund's extension in response to these factors.

On May 16, 2000, the Federal Reserve Board tightened monetary policy by increasing the Federal Funds rate 50 basis points (0.50%) from 6.00% to 6.50%. Given this significant tightening of monetary policy, we then looked to move to the more neutral stance we anticipated at the beginning of the period. For the six-month period ended September 30, 2000, the state of North Carolina's issuance totaled $22.0 million. As we entered the second half of the period, an increasing portion of the economic data began to reflect a domestic economy that was softening. For example, in both July and August the change in non-farm payrolls was significantly weaker than expected, decreasing 108,000 and increasing only 53,000, respectively. The battered equity indexes also had trouble rebounding from their lows as the Dow Jones Industrial Average fell over 5%, while the NASDAQ Composite Index lost almost 15% of its value. Inflation also stayed in check as both the consumer and producer price indexes recorded negative values during the month of August. Given this backdrop for the domestic economy, we believed that a moderate slowdown could be at hand. Thus, during the remainder of the period we continued to move to a slightly more aggressive position when prudent. We accomplished this primarily in July and August when the traditional increase in fixed rate issuance provided an opportunity to lock in attractive yields. This strategy allowed the Fund to perform above average relative to its peer group during the period, as measured by IBC's Money Fund Report.

In Conclusion
We thank you for your support of CMA North Carolina Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Darrin J. SanFillippo)
Darrin J. SanFillippo
Vice President and Portfolio Manager



October 25, 2000

*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



Portfolio Abbreviations for CMA North Carolina Municipal
Money Fund

ACES SM    Adjustable Convertible Extendable Securities
AMT        Alternative Minimum Tax (subject to)
BAN        Bond Anticipation Notes
COP        Certificates of Participation
CP         Commercial Paper
GO         General Obligation Bonds
IDR        Industrial Development Revenue Bonds
MSTR       Municipal Securities Trust Receipts
PCR        Pollution Control Revenue Bonds
VRDN       Variable Rate Demand Notes


CMA North Carolina Municipal Money Fund
Schedule of Investments as of September 30, 2000                                                          (in Thousands)
                      Face
State                Amount                                     Issue                                            Value
North Carolina--   $ 3,700    Ashe County, North Carolina, Industrial Facilities and Pollution Control
95.2%                         Financing Authority, Industrial Revenue Bonds (Oldham Saw Inc. Project),
                              VRDN, AMT, 5.70% due 5/01/2014 (a)                                              $    3,700
                     1,000    Beaufort County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds (Texasgulf, Inc. Project), VRDN,
                              5.60% due 12/01/2005 (a)                                                             1,000
                              Buncombe County, North Carolina, GO, VRDN (a):
                       455     5.30% due 6/01/2002                                                                   455
                       500     5.30% due 6/01/2004                                                                   500
                       525     5.30% due 6/01/2005                                                                   525
                       580     5.30% due 6/01/2007                                                                   580
                       435     5.30% due 6/01/2008                                                                   435
                       640     5.30% due 6/01/2009                                                                   640
                       740     5.30% due 6/01/2012                                                                   740
                     3,000    Buncombe County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, Revenue Refunding Bonds (Industrial
                              Development Alliance), VRDN, AMT, 5.65% due 8/01/2009 (a)                            3,000
                     6,600    Cabarrus County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, Industrial Revenue Bonds (S&D Coffee Inc.
                              Project), VRDN, AMT, 5.65% due 9/01/2011 (a)                                         6,600
                     3,000    Carteret County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, PCR (Texasgulf Inc. Project), VRDN, 5.625%
                              due 10/01/2005 (a)                                                                   3,000
                              Chapel Hill, North Carolina, Parking Facility Revenue Refunding Bonds
                              (Rosemary Strong Project) (c):
                     2,310     8.125% due 12/01/2000                                                               2,371
                     4,305     8.25% due 12/01/2000                                                                4,410
                     1,300    Charlotte, North Carolina, GO, 5.50% due 6/01/2001                                   1,309
                     3,000    Charlotte, North Carolina, GO, Refunding, 5% due 2/01/2001                           3,009
                     4,200    Cleveland County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, Industrial Revenue Bonds (Curtiss-Wright
                              Flight System), VRDN, AMT, 5.65% due 11/01/2023 (a)                                  4,200
                     6,500    Columbus County, North Carolina, Water and Sewer District Number 2, GO,
                              BAN, 4.40% due 3/28/2001                                                             6,503
                     6,500    Davidson County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, Industrial Revenue Bonds (Diebold Inc.
                              Project), VRDN, AMT, 5.60% due 6/01/2017 (a)                                         6,500
                       735    Eden, North Carolina, Water and Sewer, GO, Refunding, AMT, 5% due
                              6/01/2001 (e)                                                                          736
                    11,505    Forsyth County, North Carolina, COP (Public Facilities and Equipment
                              Project), VRDN, 4.20% due 10/01/2020 (a)                                            11,505
                     1,550    Gaston County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, IDR (Gold Medal Homes), VRDN, AMT, 5.55% due
                              12/01/2009 (a)                                                                       1,550
                    10,000    Gaston County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR, Refunding (Duke Energy Corp.), VRDN, AMT, 4.25%
                              due 10/01/2012 (a)                                                                  10,000


CMA North Carolina Municipal Money Fund
Schedule of Investments as of September 30, 2000 (continued)                                              (in Thousands)
                    Face
State              Amount                                Issue                                                 Value
North Carolina                Granville County, North Carolina, Industrial Facilities and Pollution Control
(continued)                   Financing Authority, Industrial Revenue Bonds, VRDN (a):
                   $ 4,000     (Mayville Metal Products Project), 4.55% due 5/23/2020                         $    4,000
                     1,280     (Tuscarora Plastics, Inc. Project), AMT, 5.70% due 12/01/2001                       1,280
                       500    Greene County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Federal Paper Board
                              Company, Inc. Project), VRDN, 5.65% due 11/01/2009 (a)                                 500
                              Guilford County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR, VRDN, AMT (a):
                     1,800     (Neal Manufacturing), 5.70% due 11/01/2013                                          1,800
                     2,500     (Ornamental Products), 5.70% due 12/01/2014                                         2,500
                       800     (Pharmagraphics Inc. Project), 5.75% due 9/01/2010                                    800
                     2,800     (Snider Tire Inc.), 5.70% due 10/01/2019                                            2,800
                     4,500     (US Woven Label Project), 5.65% due 1/01/2013                                       4,500
                    23,000    Halifax County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds, Exempt Facilities (Westmoreland),
                              VRDN, 5.60% due 12/01/2019 (a)                                                      23,000
                     1,735    Harnett County, North Carolina, COP, 5.90% due 12/01/2000 (d)                        1,740
                     2,800    Johnston County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Hamlin Sheet Metal Co. Inc.), VRDN, AMT,
                              5.70% due 11/01/2017 (a)                                                             2,800
                     3,700    Lenoir County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (West Co. Nebraska, Inc. Project), VRDN, 5.70% due
                              10/01/2005 (a)                                                                       3,700
                              Lincoln County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR, VRDN (a):
                     6,600     (Hof Textiles Inc. Project), AMT, 5.60% due 10/01/2011                              6,600
                     3,380     (Packaging NC Project), 5.60% due 10/01/2013                                        3,380
                     6,250    Mecklenburg County, North Carolina, COP, VRDN, 5.70% due 4/01/2020 (a)               6,250
                     5,000    Mecklenburg County, North Carolina, GO (Public Improvement), VRDN,
                              Series C, 5.45% due 2/01/2011 (a)                                                    5,000
                              Mecklenburg County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, Industrial Revenue Bonds, VRDN (a):
                     2,000     (Edgcomb Metals Co. Project), 5.60% due 12/01/2009                                  2,000
                     1,000     (Ferguson Supply and Box Manufacturing), AMT, 4.50% due 8/01/2010                   1,000
                     1,500     (Griffith Micro Science Project), AMT, 5.60% due 11/01/2007                         1,500
                     8,500     (Rexroth Corp. Project), AMT, 5.65% due 9/01/2016                                   8,500
                       605    New Hanover County, North Carolina, Industrial Facilities Revenue Bonds
                              (Interroll Corp. Project), VRDN, 5.70% due 11/01/2003 (a)                              605
                     1,000    North Carolina Agricultural Finance Authority, Agricultural Development
                              Revenue Bonds (Citterio USA Corp. Project), VRDN, AMT, 5.70% due
                              3/01/2013 (a)                                                                        1,000
                              North Carolina Educational Facilities Finance Agency, Educational Facilities
                              Revenue Bonds, VRDN (a):
                       965     (Catawba College), 5.55% due 3/01/2019                                                965
                    10,000     (Duke University Project), Series A, 5.45% due 12/01/2017                          10,000
                              North Carolina Educational Facilities Finance Agency, Educational
                              Facilities Revenue Refunding Bonds, VRDN (a):
                     5,550     (Cardinal Gibbons High School), 5.70% due 8/01/2014                                 5,550
                    10,000     (Wake Forest University), 3.80% due 1/01/2018                                      10,000
                              North Carolina Medical Care Commission, Health Care Facilities Revenue
                              Bonds (Cabarrus Memorial Hospital Project), VRDN (a):
                     1,805     5.55% due 3/01/2012                                                                 1,805
                     2,735     AMT, 5.50% due 3/01/2028                                                            2,735



CMA North Carolina Municipal Money Fund
Schedule of Investments as of September 30, 2000 (concluded)                                              (in Thousands)
                     Face
State               Amount                                  Issue                                              Value
North Carolina                North Carolina Medical Care Commission, Hospital Revenue Bonds (a):
(concluded)        $   200     (Moses H. Cone Memorial Hospital Project), VRDN, 5.50% due 10/01/2023          $      200
                     3,100     (Pooled Equipment Financing Project), ACES, 4.95% due 12/01/2025 (b)                3,100
                     2,000     (Pooled Financing Project), VRDN, Series A, 5.50% due 10/01/2016                    2,000
                              North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds:
                    18,800     (Baptist Hospitals Project), VRDN, 5.55% due 6/01/2030 (a)                         18,800
                     1,000     (Presbyterian Hospital Project), 7.30% due 10/01/2000 (c)                           1,020
                     3,850     (Presbyterian Hospital Project), 7.375% due 10/01/2000 (c)                          3,928
                     1,800    North Carolina State, GO, Capital Improvement, Series A, 4.70% due 2/01/2001         1,803
                     6,000    North Carolina State, GO, Public Improvment, Series A, 5% due 3/01/2001              6,021
                     5,000    North Carolina State, GO, Series A, 4.75% due 4/01/2001                              5,010
                     1,600    North Carolina State Ports Authority, Docks and Wharves Facility Revenue
                              Bonds (Morehead City Terminals), VRDN, 5.70% due 1/01/2016 (a)                       1,600
                     4,500    North Carolina State University-Raleigh, North Carolina, Revenue Bonds
                              (Centennial Campus), VRDN, Series A, 5.45% due 12/15/2019 (a)(e)                     4,500
                     1,210    Piedmont Triad Airport Authority, North Carolina, Special Facility Revenue
                              Bonds (Cessna Aircraft Company Project), VRDN, 5.70% due 10/01/2012 (a)              1,210
                     9,000    Raleigh Durham, North Carolina, Airport Authority, Special Facility Revenue
                              Refunding Bonds (American Airlines Inc.), VRDN, Series A, 5.55% due
                              11/01/2015 (a)                                                                       9,000
                     1,194    Riverside County, North Carolina, GO, BAN, 4.50% due 4/25/2001                       1,195
                     2,300    Rowan County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, PCR, IDR (Hon Industries Project), VRDN, AMT, 5.65% due
                              4/01/2018 (a)                                                                        2,300
                       825    Rowland, North Carolina, GO, BAN, 4.80% due 1/10/2001                                  825
                     2,600    Rutherford County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (All American Homes of North Carolina), VRDN, AMT,
                              5.75% due 11/01/2011 (a)                                                             2,600
                     4,200    Stanley County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Patrick Industries Project), VRDN, AMT, 5.75% due
                              8/01/2010 (a)                                                                        4,200
                     4,200    Stanley County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Gentry Mills Project), VRDN, 5.65% due
                              2/01/2009 (a)                                                                        4,200
                       860    Stedman, North Carolina, GO, BAN, 4.75% due 12/13/2000                                 861
                     3,700    Vance County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (HH Hunt Manufacturing Facilities LLC Project), VRDN,
                              5.60% due 6/01/2015 (a)                                                              3,700
                     2,850    Wake County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Accu-Fab Inc. Project), VRDN, AMT, 5.65% due
                              1/01/2019 (a)                                                                        2,850
                     1,455    Walnut Cove, North Carolina, GO, BAN, 4.65% due 3/07/2001                            1,456


Puerto Rico--4.3%    8,200    Puerto Rico Electric Power Authority, Power Revenue Bonds, GO, MSTR, VRDN,
                              Series SGA-43, 4.90% due 7/01/2022 (a)                                               8,200
                     4,000    Puerto Rico Government Development Bank, CP, 4% due 1/26/2001                        4,000


                              Total Investments (Cost--$284,157*)--99.5%                                         284,157

                              Other Assets Less Liabilities--0.5%                                                  1,507
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  285,664
                                                                                                              ==========



(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2000.
(b)MBIA Insured.
(c)Prerefunded.
(d)AMBAC Insured.
(e)FSA Insured.
  *Cost for Federal income tax purposes.

See Notes to Financial Statements.


CMA North Carolina Municipal Money Fund
Statement of Assets and Liabilities as of September 30, 2000
Assets:
Investments, at value (identified cost--$284,156,563)                                                     $  284,156,563
Cash                                                                                                              35,184
Interest receivable                                                                                            1,711,769
Prepaid registration fees and other assets                                                                        65,210
                                                                                                          --------------
Total assets                                                                                                 285,968,726
                                                                                                          --------------

Liabilities:
Payables:
 Investment adviser                                                                      $      112,996
 Distributor                                                                                     72,057
 Dividends to shareholders                                                                          126          185,179
                                                                                         --------------
Accrued expenses and other liabilities                                                                           119,305
                                                                                                          --------------
Total liabilities                                                                                                304,484
                                                                                                          --------------
Net Assets                                                                                                $  285,664,242
                                                                                                          ==============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                                $   28,573,070
Paid-in capital in excess of par                                                                             257,157,625
Accumulated realized capital losses--net                                                                         (66,453)
                                                                                                          --------------
Net Assets--Equivalent to $1.00 per share based on 285,730,695 shares of
beneficial interest outstanding                                                                           $  285,664,242
                                                                                                          ==============

See Notes to Financial Statements.


CMA North Carolina Municipal Money Fund
Statement of Operations for the Six Months Ended September 30, 2000
Investment Income:
Interest and amortization of premium earned                                                               $    5,971,079
Expenses:
Investment advisory fees                                                                 $      690,761
Distribution fees                                                                               171,675
Accounting services                                                                              34,974
Professional fees                                                                                23,221
Transfer agent fees                                                                              21,884
Custodian fees                                                                                   12,682
Registration fees                                                                                10,622
Printing and shareholder reports                                                                  9,258
Pricing fees                                                                                      3,605
Trustees' fees and expenses                                                                         789
Other                                                                                             4,067
                                                                                         --------------
Total expenses                                                                                                   983,538
                                                                                                          --------------
Investment income--net                                                                                         4,987,541
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $    4,987,541
                                                                                                          ==============

See Notes to Financial Statements.


CMA North Carolina Municipal Money Fund
Statements of Changes in Net Assets
                                                                                         For the Six        For the
                                                                                         Months Ended      Year Ended
                                                                                        September 30,      March 31,
Increase (Decrease) in Net Assets:                                                           2000             2000
Operations:
Investment income--net                                                                   $    4,987,541   $    7,998,529
Realized loss on investments--net                                                                    --             (547)
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                          4,987,541        7,997,982
                                                                                         --------------   --------------

Dividends to Shareholders:
Dividends to shareholders from investment income--net                                        (4,987,541)      (7,998,529)
                                                                                         --------------   --------------

Beneficial Interest Transactions:
Net proceeds from sale of shares                                                            442,243,197      836,020,671
Value of shares issued to shareholders in reinvestment of dividends                           4,987,492        7,998,408
                                                                                         --------------   --------------
                                                                                            447,230,689      844,019,079
Cost of shares redeemed                                                                    (453,102,139)    (856,549,097)
                                                                                         --------------   --------------
Net decrease in net assets derived from beneficial interest transactions                     (5,871,450)     (12,530,018)
                                                                                         --------------   --------------

Net Assets:
Total decrease in net assets                                                                 (5,871,450)     (12,530,565)
Beginning of period                                                                         291,535,692      304,066,257
                                                                                         --------------   --------------
End of period                                                                            $  285,664,242   $  291,535,692
                                                                                         ==============   ==============

See Notes to Financial Statements.


CMA North Carolina Municipal Money Fund
Financial Highlights
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             September 30,        For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2000         2000       1999         1998        1997
Per Share Operating Performance:
Net asset value, beginning of period                          $    1.00   $    1.00   $    1.00   $    1.00    $    1.00
                                                              ---------   ---------   ---------   ---------    ---------
Investment income--net                                              .02         .03         .03         .03          .03
Realized gain (loss) on investments--net                             --          --++        --++        --++         --++
                                                              ---------   ---------   ---------   ---------    ---------
Total from investment operations                                    .02         .03         .03         .03          .03
                                                              ---------   ---------   ---------   ---------    ---------
Less dividends from investment income--net                         (.02)       (.03)       (.03)       (.03)        (.03)
                                                              ---------   ---------   ---------   ---------    ---------

Net asset value, end of period                                $    1.00   $    1.00   $    1.00   $    1.00    $    1.00
                                                              =========   =========   =========   =========    =========
Total Investment Return                                           3.60%*      2.76%       2.73%       3.02%        2.84%
                                                              =========   =========   =========   =========    =========

Ratios to Average Net Assets:
Expenses                                                           .71%*       .71%        .71%        .71%         .72%
                                                              =========   =========   =========   =========    =========
Investment income--net                                            3.60%*      2.72%       2.69%       2.97%        2.79%
                                                              =========   =========   =========   =========    =========

Supplemental Data:
Net assets, end of period (in thousands)                      $ 285,664   $ 291,536   $ 304,066   $ 307,069    $ 274,180
                                                              =========   =========   =========   =========    =========


 *Annualized.
++Amount is less than $.01 per share.

  See Notes to Financial Statements.


CMA North Carolina Municipal Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CMA North Carolina Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.



CMA North Carolina Municipal Money Fund
Notes to Financial Statements (concluded)

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 2000, the Fund had a net capital loss carryforward of approximately $66,000, of which $5,000 expires in 2001, $10,000 expires in 2002, $13,000 expires in 2003, $11,000 expires in 2005 and $27,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.



CMA North Carolina Municipal Money Fund
Officers and Trustees

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Edward D. Zinbarg--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and
  Treasurer
Phillip Gillespie--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*


*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].